Exhibit 99.1

Workhorse Reschedules Second Quarter 2024 Earnings Call to August 20, 2024 at 11:00 AM ET

CINCINNATI, August 13, 2024 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles today announced that it has rescheduled its earnings call, which will now be held on Tuesday, August 20th at 11:00 a.m. Eastern time (8:00 a.m. Pacific time) to discuss its financial results for the second quarter ended June 30, 2024 as well as the Company’s plans and outlook.

Financial results will be issued in a press release prior to the call on August 20, 2024.

“We continued to make important progress on our EV product roadmap during the second quarter,” said Workhorse CEO Rick Dauch. “We also took decisive steps during the quarter to protect our financial runway. We are working expeditiously to finalize our financial results for the second quarter and look forward to reporting our full results next week.”

Conference Call

Workhorse management will hold a conference call on August 20, 2024, at 11:00 AM Eastern time (8:00 AM Pacific time) to discuss its second quarter 2024 results and answer related questions.

U.S. dial-in: 877-407-8289

International dial-in: +1 201-689-8341

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website.

A telephonic replay of the conference call will be available after 2:00 p.m. Eastern time on the same day through August 27, 2024.

Toll-free replay number: 877-660-6853

International replay number: 201-612-7415

Replay ID: 13748503

About Workhorse Group Inc.

Workhorse is a technology company focused on providing ground-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric trucks. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements

The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of liquidity and capital resources, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W4 CC, W750, W56 and WNext platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our company, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; the ability to protect our intellectual property; market acceptance for our products; our ability to control our expenses; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflict in Ukraine) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our ability to maintain compliance with the list requirements of the Nasdaq Capital Market and otherwise maintain the listing of our securities thereon and the impact of steps we took to regain such compliance, such as the reverse split of our common stock; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions, Inc.; our ability to consummate and realize the benefits of a potential sale and leaseback transaction of our Union City facility; and our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K filed with the SEC. Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Matt Glover and Tom Colton

Gateway Group

949-574-3860

WKHS@gateway-grp.com